UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2026

Filana Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41905	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6801 N Capital of Texas Highway, Building 1; Suite 300
Austin, Texas 78731
(Address of principal executive offices, including zip code)

(512) 501-2444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FLNA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Class I Director

On and effective November 8, 2026, the Board of Directors (“Board”) of Filana Therapeutics, Inc. (the “Company”) appointed Jill M. Quigley to the Board. Ms. Quigley was appointed as a Class I director and will serve with a term expiring at the Company’s 2028 annual meeting of stockholders. Ms. Quigley has not been appointed to any committees of the Board.

There are no arrangements or understandings between Ms. Quigley and any other person pursuant to which she was appointed to the Board. Ms. Quigley does not have direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S‐K.

Upon appointment, Ms. Quigley will be eligible to participate in future compensation to independent directors of the Company, as awarded from time to time.

Item 7.01: Regulation FD Disclosure

A copy of the Company’s press release announcing the appointment of Ms. Quigley as a member of the Company’s Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FILANA THERAPEUTICS, INC.
a Delaware corporation

Date: November 12, 2026
	By:	/s/ ERIC J. SCHOEN
Eric J. Schoen
Chief Financial Officer

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